Prospectus Supplement	February 28, 2021

Putnam Global Equity Fund
Prospectus dated February 28, 2021

Putnam Investment Management, LLC (“Putnam Management”), the investment manager of Putnam Global Equity Fund (the “fund”), has recommended, and the fund’s Board of Trustees has approved, changes to the fund’s name and investment strategies (collectively, the “Repositioning”), which are subject to shareholder approval of two proposals described below. If shareholders approve those proposals, Putnam Management currently anticipates that the Repositioning would be effective on or about April 1, 2021 (or, if shareholder approval is obtained after April 1, 2021, the first day of the month following shareholder approval) (the “Effective Date”). On the Effective Date, the fund’s name would change to “Putnam Focused International Equity Fund,” the fund would be repositioned from a “global” fund to an “international fund”. The fund would pursue a focused investment strategy expected to result in fewer portfolio holdings and more concentrated positions, and the fund’s principal investment strategies would be changed accordingly. The fund currently has significant U.S. exposure and exposure to a number of countries outside of the United States, but little or no exposure to emerging markets. After the Repositioning, the fund will have little or no U.S. exposure, but significant exposure to countries outside of the United States, including meaningful emerging markets exposure. Upon the Repositioning, the fund also will no longer focus its investments in large- and mid-capitalization companies and instead will invest across all market capitalizations (including in small-capitalization companies).

The first shareholder proposal is to change the fund’s sub-classification under the Investment Company Act of 1940, as amended, from “diversified” to “non-diversified.” This change will provide the fund greater flexibility to invest more of its assets in the securities of fewer issuers than it currently does as a diversified fund, consistent with the focused investment strategy it will pursue following the Repositioning. Shareholder approval is required to change the fund from diversified to non-diversified. If shareholders approve this change, the fund will become a non-diversified fund and its fundamental investment policies regarding diversification of investments will be changed to reflect that the fund is non-diversified.

The second shareholder proposal is to approve a new management contract for the fund. The fund’s management contract includes performance fees, which means that the management fee the fund pays reflects the strength or weakness of the fund’s performance compared to the returns of a performance index. The new management contract for the fund will change the fund’s performance index from the MSCI World Index (ND) (a broad global equity index that represents large and mid-cap equity performance across all 23 developed markets countries, including the United States) to the MSCI ACWI ex USA Index (ND) (a broad international equity index that represents large and mid-cap equity performance across 22 of 23 developed markets countries, excluding the United States, and 26 emerging markets countries). With the exception of the proposed new performance index, which would be implemented on a prospective basis following shareholder approval of the proposed management contract, the fund’s proposed management contract is substantially identical to the fund’s current management contract. Shareholder approval of the proposed management contract is required.

Full descriptions of the proposal to change the fund’s sub-classification from diversified to non-diversified and the proposal to approve a new management contract for the fund are contained in a proxy statement that was mailed in December 2020 to shareholders of record on December 21, 2020 (the “Proxy Statement”). The Proxy Statement also contains additional information about the Repositioning.

Each proposal is contingent upon shareholder approval of the other proposal, and the Repositioning is contingent upon shareholder approval of both proposals. If shareholders do not approve both proposals, the fund would continue to operate as a diversified fund and the fund’s current management contract (and management fee) would remain unchanged. In addition, if shareholders do not approve both proposals, the Repositioning would not proceed, the fund’s name would not be changed, and the fund would continue to invest in accordance with its current investment strategies.

If shareholders approve both proposals, it is expected that the change in the fund’s sub-classification from diversified to non-diversified and the new management contract reflecting the performance index change would take effect on the Effective Date, along with the Repositioning. In realigning its portfolio in connection with the Repositioning, Putnam Management expects that the fund will dispose most of its portfolio holdings. These transactions, which are expected to occur largely in late March 2021, will result in brokerage commissions or other transaction costs. Depending on market conditions at the time, these changes will likely also result in the realization of meaningful capital gains distributable to shareholders, which may be net capital gains taxable as such or short-term capital gains taxable as ordinary income. The fund generally distributes capital gains, if any, each December.

If shareholders approve both proposals, on the Effective Date, the fund’s prospectus will be revised as follows:

• All references in the prospectus to Putnam Global Equity Fund will be deleted and replaced with “Putnam Focused International Equity Fund.”

• The following will replace a similar footnote to the “Management fees” column in the “Annual fund operating expenses” table in the section Fund summary – Fees and expenses:

†	Management fees reflect a performance adjustment. The fund’s base management fee is subject to adjustment, up or down, based on the fund’s performance relative to the performance of the MSCI ACWI ex USA Index (ND) for portions of a performance period after April 1, 2021 and the MSCI World Index (ND) for portions of a performance period prior to April 1, 2021. For the most recent fiscal year, the fund’s base management fee prior to any performance adjustment was 0.69%.

• The sub-sections Investments and Risks in the section Fund summary – Investments, risks, and performance will be deleted in their entirety and replaced with the following:

Investments

We invest mainly in common stocks (growth or value stocks or both) of companies of any size outside the United States that we believe have favorable investment potential. Under normal circumstances, we invest at least 80% of the fund’s net assets in equity investments. This policy may be changed only after 60 days’ notice to shareholders. The fund's equity investments may include common stocks, preferred stocks, convertible securities, warrants, American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs). We invest in both developed countries and in emerging markets.

We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. We may also consider other factors that we believe will cause the stock price to rise. We may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund is “non-diversified,” which means it may invest a greater percentage of its assets in fewer issuers than a “diversified” fund. The fund expects to invest in a limited number of issuers.

Risks

It is important to understand that you can lose money by investing in the fund. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. The novel coronavirus (COVID-19) pandemic and efforts to contain its spread are likely to negatively affect the value, volatility, and liquidity of the securities and other assets in which the fund invests and exacerbate other risks that apply to the fund. These effects could negatively impact the fund's performance and lead to losses on your investment in the fund. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound or realize their potential. These risks are generally greater for small and midsize companies. The fund will be more susceptible to these risks than other funds because it invests in a limited number of issuers or sectors, and the fund may perform poorly as a result of adverse developments affecting those issuers or sectors.

The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation), and may be or become illiquid.

Investments focused in a single region may be affected by common economic forces and other factors. In addition, events in any one country within the region may impact the other countries or the region as a whole. Because the fund currently invests, and may in the future invest, significantly in European and Asian companies, the fund is particularly susceptible to economic, political, regulatory and other events or conditions affecting issuers in Europe and Asia. European financial markets have in recent years experienced increased volatility due to concerns with some countries’ high levels of sovereign debt, budget deficits, and unemployment. Asia includes countries in various stages of economic development, from emerging market economies to the highly developed economy of Japan. Some parts of Asia may be subject to a greater degree of economic, political and social instability than is the case in the United States.

As a non-diversified fund, the fund invests in fewer issuers and is more vulnerable than a more broadly diversified fund to fluctuations in the values of the securities it holds.

Our use of derivatives may increase the risks of investing in the fund by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

There is no guarantee that the investment techniques, analyses, or judgments that we apply in making investment decisions for the fund will produce the intended outcome or that the investments we select for the fund will perform as well as the other securities that were not selected for the fund. We, or the fund's other service providers, may experience disruptions or operating errors that could negatively impact the fund.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• The sub-section Performance in the section Fund summary – Investments, risks, and performance will be deleted in its entirety and replaced with the following:

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund's performance year to year and over time. Before April 1, 2021, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

Annual total returns for class A shares before sales charges

Best calendar quarter Q2 2020 22.92% -------------------------------------- Worst calendar quarter Q1 2020 -24.63%

Average annual total returns after sales charges (for periods ended 12/31/20)

Share class	1 year	5 years	10 years
Class A before taxes	3.79%	8.24%	8.30%
Class A after taxes on distributions	3.65%	8.11%	8.16%
Class A after taxes on distributions and sale of fund shares	2.33%	6.47%	6.77%
Class B before taxes	4.25%	8.42%	8.29%
Class C before taxes	8.29%	8.71%	8.13%
Class R before taxes	9.81%	9.25%	8.67%
Class R6 before taxes*	10.49%	9.96%	9.36%
Class Y before taxes	10.35%	9.80%	9.21%
MSCI ACWI ex USA Index (ND) (no deduction for fees, expenses or taxes, other than withholding taxes on reinvested dividends)**	10.65%	8.93%	4.92%
MSCI World Index (ND)-MSCI ACWI ex USA Index (ND) Linked Benchmark (no deduction for fees, expenses or taxes, other than withholding taxes on reinvested dividends)***	15.90%	12.19%	9.87%
*	Performance for class R6 shares prior to their inception (7/2/12) is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.
**	As of April 1, 2021, the MSCI ACWI ex USA Index (ND) (an unmanaged index of equity securities from developed countries (excluding the United States) and emerging countries) replaced the MSCI World Index (ND) (an unmanaged index of equity securities from developed countries) as the benchmark for this fund because, in Putnam Management’s opinion, the securities tracked by the MSCI ACWI ex USA Index (ND) more accurately reflect the types of securities that generally will be held by the fund. The average annual total returns of the MSCI World Index for the one-year, five-year, and ten-year periods ended on December 31, 2020 were 15.90%, 12.19%, and 9.87%, respectively.
***	The MSCI World Index (ND)-MSCI ACWI ex USA Index (ND) Linked Benchmark represents performance of the MSCI World Index (ND) from the inception date of the fund, July 1, 1994, through March 31, 2021 and performance of the MSCI ACWI ex USA Index (ND) from April 1, 2021 forward.

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Class B share performance reflects conversion to class A shares after eight years.

• The section Fund summary – Your fund’s management will be replaced in its entirety with the following:

Investment advisor

Putnam Investment Management, LLC

Portfolio manager

Spencer Morgan

Portfolio Manager, portfolio manager of the fund since 2021

Karan Sodhi

Portfolio Manager, portfolio manager of the fund since 2021

Sub-advisors

Putnam Investments Limited*

The Putnam Advisory Company, LLC*

*	Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

• The first paragraph of the section What are the fund’s main investment strategies and related risks? will be deleted in its entirety and replaced with the following:

This section contains greater detail on the fund’s main investment strategies and the related risks you would face as a fund shareholder. It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk. As mentioned in the fund summary, we pursue the fund's goal by investing mainly in common stocks issued by companies worldwide outside the United States. We consider a company to be located outside the United States if the company’s securities trade outside the United States, the company is headquartered or organized outside the United States or the company derives a majority of its revenues or profits outside the United States.

The fund is “non-diversified,” which means it may invest a greater percentage of their assets in fewer issuers than a “diversified” fund. A fund that makes large investments in fewer issuers (as the fund currently does) is more vulnerable than a more broadly diversified fund to fluctuations in the values of the securities it holds. For this reason, an investment in the fund may fluctuate in value to a greater degree, and have a greater degree of risk, than a fund that is “diversified.”

• The sub-section Global investing in the section What are the fund’s main investment strategies and related risks? will be deleted in its entirety.

• The following is added as a new sub-section in the section What are the fund’s main investment strategies and related risks?

• Geographic focus. If the fund invests a substantial percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the fund’s performance will likely be closely tied to the market, currency, political, economic, regulatory, geopolitical, and other conditions in such countries or region. These conditions could generally have a greater effect on the fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

Because the fund currently invests, and may in the future invest, significantly in European and Asian companies, the fund is particularly susceptible to economic, political, regulatory and other events or conditions affecting issuers in Europe and Asia. European financial markets have in recent years experienced increased volatility due to concerns with some countries’ high levels of sovereign debt, budget deficits, and unemployment. Geopolitical concerns, such as the withdrawal of the United Kingdom from the European Union (“EU”) and the potential that another member country might exit the Economic and Monetary Union of the EU or the EU, could lead to increased volatility in European markets and negatively affect the fund’s investments both in issuers in the exiting country and throughout Europe. Some parts of Asia may be subject to a greater degree of economic, political and social instability than is the case in the United States. Many countries in Asia are developing, both politically and economically, and as a result, companies in certain countries in Asia may be subject to risks like nationalization or other forms of government interference, and some countries may be heavily reliant on only a few industries or commodities. In Japan, the economy is strongly impacted by government intervention and protectionism, as well as international trade, government support of the financial services sector and other troubled sectors, and geopolitical developments. Japan, as well as the other Asian countries, has historically been prone to natural disasters. The occurrence of a natural disaster, including subsequent recovery from a natural disaster, in the region could negatively impact the economy of the affected country or countries. Certain developing economies in Asia are characterized by frequent currency fluctuations, devaluations, and restrictions; unstable employment rates; rapid fluctuation in, among other things, inflation and reliance on exports; and less efficient markets. Currency fluctuations or devaluations in any one country can have a significant effect on the entire region.

• The first six paragraphs of the sub-section The fund’s investment manager in the section Who oversees and manages the fund will be deleted in their entirety and replaced with the following:

The Trustees have retained Putnam Management, which has managed mutual funds since 1937, to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. On June 17, 2019, Putnam Global Consumer Fund, Putnam Global Financials Fund, Putnam Global Sector Fund and Putnam Global Utilities Fund, each a mutual fund managed by Putnam Management (the “Merger Funds”) were merged into the fund (the “Merger”), and in connection with the Merger, the fund entered into a management contract with Putnam Management dated January 25, 2019 (the “Previous Management Contract”). Shareholders approved a new management contract for the fund at a special meeting of shareholders on March 18, 2021 (the “New Management Contract”). The basis for the Trustees' approval of the Previous

Management Contract, and the sub-management and sub-advisory contracts described below is discussed in the fund's annual report to shareholders dated October 31, 2020. The basis for the Trustees’ approval of the Current Management Contract will appear in the fund’s semiannual report to shareholders dated April 30, 2021.

The fund pays a monthly base management fee to Putnam Management. The base fee is calculated by applying a rate to the fund’s average net assets for the month. The rate is based on the monthly average of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid "double counting" of those assets), and generally declines as the aggregate net assets increase.

The fund's monthly base fee described above is increased or reduced by a performance adjustment. The amount of the performance adjustment is calculated monthly based on a performance adjustment rate that is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of a performance index, each measured over the performance period. Prior to April 1, 2021, pursuant to the Previous Management Contract, the MSCI World Index (ND) was the performance index. Under the Current Management Contract, for all periods beginning on or after April 1, 2021, on a prospective basis, the MSCI ACWI ex USA Index (ND) is the performance index.

The performance period is the thirty-six-month period then ended. The performance adjustment rate is multiplied by the fund’s average net assets over the performance period (calculated as the combined average net assets of the Merger Funds and the fund for portions of the performance period prior to the Merger and as the fund’s average net assets for portions of the performance period after the Merger, unless the use of combined assets for periods prior to the Merger would result in a fee payable by the fund that is higher than the management fee that would have been paid under the management contract that was in place for the fund prior to the Merger), divided by twelve, and added to, or subtracted from, the base fee for that month. Because the performance adjustment is based on a rolling thirty-six-month performance period, there will be a transition period during which the fund’s performance will be compared to a composite index that reflects the performance of the MSCI World Index (ND) for the portion of the performance period before April 1, 2021, and the performance of the MSCI ACWI ex USA Index (ND) for the remainder of the period.

The maximum annualized performance adjustment rate is 0.15%.

Because the performance adjustment is based on the fund’s performance relative to its performance index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value over the performance period provided that the fund outperformed its performance index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its performance index.

• The sub-section The fund’s investment manager - Portfolio managers in the section Who oversees and manages the fund? will be replaced in its entirety with the following:

•Portfolio managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund’s portfolio.

Portfolio manager	Joined fund	Employer	Positions over past five years
Spencer Morgan	2021	Putnam Management 2010 - Present	Portfolio Manager Previously, Analyst
Karan Sodhi	2021	Putnam Management From 2000-2007 and 2010 - Present	Portfolio Manager Previously, Analyst

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the fund.

• The first paragraph in the section Financial highlights will be replaced in its entirety with the following:

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. Effective November 25, 2019, all class M shares of the fund were converted to class A shares of the fund. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Before April 1, 2021, the fund was managed with a materially different investment strategy and may have achieved materially different results under its current investment strategy from that shown for periods before this date. Information for the fiscal year ended October 31, 2020 has been audited by PricewaterhouseCoopers LLP, and information for the fiscal years ended October 31, 2016 through October 31, 2019 was audited by the fund’s previous independent public accounting firm. The Independent Registered Public Accounting Firm's report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.

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The foregoing is not a solicitation of any proxy. For more information regarding the fund, or to receive a free copy of materials filed with the Securities and Exchange Commission (SEC), please visit Putnam’s website at putnam.com/individual. Free copies of these materials can also be found at the SEC’s website at http://www.sec.gov. Please read the proxy statement carefully because it contains important information. The fund, its trustees, officers, and other members of management may be deemed to be participants in any future solicitation of the fund’s shareholders in connection with the forthcoming meeting of shareholders. Shareholders may obtain information regarding the names, affiliations, and interests of these individuals in the fund’s proxy statement.

Shareholders should retain this Supplement for future reference.

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